SUPPLEMENT DATED DECEMBER 15, 2009

TO PROSPECTUSES DATED MAY 1, 2009
FOR KEYPORT LATITUDE AND KEYPORT CHARTER

TO PROSPECTUSES DATED APRIL 30, 2004
FOR KEYPORT ADVISOR VISTA AND KEYPORT VISTA

TO PROSPECTUS DATED DECEMBER 31, 2003
FOR KEYPORT OPTIMA, KEYPORT ADVISOR OPTIMA
AND KEYPORT ADVISOR CHARTER

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding changes to the investment adviser of the AIM Variable Insurance Funds.

On or about December 31, 2009, Invesco Aim Advisors, Inc., the investment adviser to the AIM Variable Insurance Funds, will be merging into Invesco Institutional (N.A.), Inc. The name of Invesco Institutional (N.A.), Inc. will then be changed to Invesco Advisers, Inc.

Any reference to Invesco Aim Advisors, Inc. in each prospectus listed above is replaced with the name of Invesco Advisers, Inc. after December 31, 2009.

Please retain this supplement with your prospectus for future reference.

Keyport(US) 12/09